Nakoma Absolute Return Fund	NASDAQ Symbol: NARFX
September 23, 2011

Summary Prospectus

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and other information about the Fund, including its Statement of Additional Information and shareholder reports, online at www.nakomafunds.com.  You may also obtain this information at no cost by calling 1-866-6NAKOMA (1-866-662-5662) or by sending an e-mail request to admin@nakomacapital.com.  The Fund’s Prospectus and Statement of Additional Information, both dated September 23, 2011, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Nakoma Absolute Return Fund (the “Fund”) seeks absolute returns with low volatility independent of equity market conditions.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Advisory fees	1.50%
Other expenses	0.64%
Dividend and interest expense on securities sold short	0.98%
Total annual fund operating expenses	3.12%
Fee waiver/expense reimbursement	(0.15)%
Total annual fund operating expenses less fee waiver/expense reimbursement(1)	2.97%

(1)

The Fund’s investment adviser, Nakoma Capital Management, LLC (the “Adviser”), has contractually agreed to reduce all or a portion of its advisory fee and/or reimburse Fund expenses to ensure that the Fund’s total annual fund operating expenses (exclusive of dividend and interest expense on securities sold short) do not exceed 1.99% of the Fund’s average net assets through at least October 1, 2012, subject thereafter to annual re-approval of the agreement by the Fund’s Board of Trustees (the “Board”).  This operating expense limitation agreement can be terminated by the Board upon 30 days’ prior notice to the Adviser.  The Adviser may request a reimbursement from the Fund to recapture any reduced advisory fees or reimbursed Fund expenses within three years following the fee reduction or expense reimbursement, but only to the extent the Fund’s total annual fund operating expenses (excluding dividend and interest expense on securities sold short) plus any requested reimbursement amount are less than the above limit at the time of the request.  Any such reimbursement is subject to review by the Board.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$300	$938	$1,612	$3,411

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate for long positions, excluding short positions, was 120% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by selecting investments intended to provide protection of capital in declining stock markets and to participate in appreciating stock markets.  The Fund invests principally in common stocks traded in U.S. markets, taking long positions in companies where the Adviser believes operating results will exceed investors’ expectations, and establishing short positions in companies the Adviser believes will disappoint or as hedged offsets to long positions.  The Fund principally invests in mid- to large-capitalization U.S. traded companies, but may consider issuers of all sizes in all markets.  Up to 25% of the Fund may be invested in securities of foreign issuers that are either listed on a U.S. stock exchange or represented by American Depositary Receipts (“ADRs”).  The Fund may invest up to 15% of its assets in illiquid investments.  Up to 25% of the Fund may be invested in exchange-traded funds (“ETFs”).  The Fund may borrow money from banks, up to one-third of its total assets (including the amount borrowed), to purchase securities for investment purposes, commonly referred to as “leveraging.”

The Adviser believes that an important way to accomplish the Fund’s objective is through an investment approach comprised of three integrated processes:  dynamic asset allocation, fundamental stock selection and risk management.  With respect to dynamic asset allocation, the Adviser assesses expectations for and trends in three categories of factors that the Adviser believes influence stock market returns:  economic growth and corporate profits; interest rates and inflation expectations; and investor sentiment and stock market valuation.  All else being equal, when the trends in these categories are better than expected, the Adviser will increase the Fund’s net exposure to the stock market and when trends in these categories are worse than expected, the Adviser will decrease the Fund’s net exposure to the stock market.  The fundamental stock selection process is designed to identify companies with the potential for positively or negatively surprising business results over a six- to eighteen-month time horizon.  For each stock, the Adviser monitors key business drivers (e.g., macroeconomics, secular trends, industry dynamics and company specific events) that the Adviser believes will affect the underlying company’s business over the investment time horizon.  The risk management process analyzes the sources of volatility in the portfolio (e.g., sector, capitalization, style and interest rate sensitivity) in an effort to match Fund risk exposures with the Adviser’s overall market view and avoid unintended risk exposures.

Principal Risks

The Fund’s returns may vary and you may lose money by investing in the Fund.  The principal risks of investing in the Fund include:

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Market Risk.  The value of the Fund’s long portfolio may decrease if the values of an individual company or multiple companies in the portfolio differ from the Adviser’s assessment, or if the stock market declines regardless of how well individual companies perform.  Conversely, the value of the Fund’s short positions may decrease if the stock market rises, regardless of how well individual companies perform.

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Management Risk.  The Fund is subject to management risk because it is an actively managed investment portfolio.  There is no guarantee that the Adviser’s investment strategies will result in an increase in the value of your investment.

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Common Stock Risk.  Common stocks are susceptible to general stock market fluctuations.  The prices of stocks change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, management decisions, decreased demand for an issuer’s products or services, increased production costs, general economic conditions, interest rates, currency exchange rates, market liquidity and investor perceptions.

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Large-Cap and Mid-Cap Stock Risk.  Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.  Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.  Stocks of mid-cap companies may be more volatile and less liquid than the securities of large-cap companies.  Stocks of mid-cap companies involve greater risk than large-cap companies because they may have limited product lines, markets or financial resources; be dependent on a limited management group; and may be subject to more abrupt or erratic market movements than those of larger, more established companies.

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Short Sales Risk.  Short sales are speculative transactions and involve special risks, including a reliance on the ability of the Fund’s portfolio managers to accurately anticipate the future value of a security.  The Fund’s losses are potentially unlimited in a short sale transaction.

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Leverage Risk.  The Fund may borrow money from banks, up to one-third of its total assets (including the amount borrowed), to purchase securities for investment purposes, commonly referred to as “leveraging.”  The Fund’s use of leverage may result in risks and can magnify the effect of any losses.  There is no assurance that a leveraging strategy will be successful.

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Foreign Securities Risk.  Securities of foreign issuers, even when dollar-denominated and publicly traded on U.S. exchanges or in ADRs, may involve risks not associated with the securities of domestic issuers that can increase the potential for losses.

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ETF Risk.  An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange traded) that has the same investment objective, strategies and policies.   The price of an ETF can fluctuate within a wide range, and the Fund could lose money investing in an ETF if the prices of the underlying investments owned by the ETF go down.  As a shareholder of an ETF, the Fund would bear its pro rata portion of the ETF’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operation.

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Illiquid Securities Risk.  The Fund may invest in securities which are not readily marketable, including privately placed securities.  The Fund may find it difficult to readily dispose of illiquid investments in the ordinary course of business.

Performance

The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing how the Fund’s performance results have varied from year to year, and by showing how the Fund’s average annual returns compare with returns of a broad measure of market performance.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.nakomafunds.com or by calling the Fund toll-free at 1-866-6NAKOMA (1-866-662-5662).

The Fund’s calendar year-to-date return as of June 30, 2011 was -3.70%.  During the period shown in the bar chart, the best performance for a quarter was 4.83% (2nd quarter, 2007).  The worst performance was -5.16% (1st quarter, 2008).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes.  In certain cases, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  This will occur when a capital loss is realized upon the sale of Fund shares and provides an assumed tax benefit that increases the return.  Your actual after-tax returns depend on your tax situation and may differ from those shown.  After-tax returns are not relevant if you hold your Fund shares through a tax-deferred account, such as a 401(k) plan or an individual retirement account.

Average Annual Total Returns (For the Periods Ended December 31, 2010)	One Year	Since Inception (December 18, 2006)
Nakoma Absolute Return Fund
Return Before Taxes	-5.64%	-1.31%
Return After Taxes on Distributions	-5.64%	-1.32%
Return After Taxes on Distributions and Sale of Fund Shares	-3.66%	-1.11%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	15.06%	-0.96%
10-Year Treasury Note	7.36%	5.53%

Management

Investment Adviser

Nakoma Capital Management, LLC serves as the Fund’s investment adviser.

Portfolio Managers

Daniel S. Pickett, CFA, Managing Director and Chief Investment Officer of the Adviser, has been the lead portfolio manager of the Fund since its inception.  Mark A. Fedenia, Managing Director and Portfolio Manager of the Adviser, has been a co-portfolio manager of the Fund since its inception.

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any business day by mail (Nakoma Absolute Return Fund, c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, WI 53201-2175), or by telephone at 1-866-6NAKOMA (1-866-662-5662).

Type of Account	Minimum Initial Investment	Additional Investments
Regular accounts	$1,000	$100
Automatic investment plans	$1,000	$100
IRAs	$1,000	$100

Distributions and Taxes

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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